Summary Prospectus Supplement

September 29, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2016 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 29, 2016

Asia Opportunity Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Manager" is hereby deleted and replaced with the following, effective September 30, 2016:

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Kristian Heugh	Managing Director	Since inception
Krace Zhou	Executive Director	September 2016

Please retain this supplement for future reference.

  SU-MSIF-30-SPT 0916